SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      September 14, 1995
                                                 -------------------------------


                            Commercial Credit Company
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             (Exact name of registrant as specified in its charter)


     Delaware                        1-6594                 52-0883351
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     (State or other                (Commission             (IRS Employer
     jurisdiction of                File Number)            Identification No.)
     incorporation)


           300 Saint Paul Place, Baltimore, Maryland          21202
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               (Address of principal executive offices)     (Zip Code)


                                 (410) 332-3000
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              (Registrant's telephone number, including area code)











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                            COMMERCIAL CREDIT COMPANY
                           Current Report on Form 8-K

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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               Exhibits:

               Exhibit No.    Description
               -----------    -----------

                  1.01 Terms Agreement, dated September 14, 1995, between the Company and J.P. Morgan Securities Inc., as Underwriter, relating to the offer and sale of the Company's 6 3/8% Notes due September 15, 2002.

                  4.01 Form of Note for the Company's 6 3/8% Notes due September 15, 2002.



















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


                                      SIGNATURE


                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




          Dated:  September 18, 1995         COMMERCIAL CREDIT COMPANY



                                             By  /s/ Firoz B. Tarapore
                                               -----------------------------
                                                 Firoz B. Tarapore
                                                 Vice President and
                                                 Assistant Treasurer

















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